                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

                        DATE OF REPORT: November 9, 1999
                        (Date of earliest event reported)

                           PHOTOGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-23553               36-4010347
  (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
   of incorporation or                                    Identification No.)
   organization)

        7327 OAK RIDGE HIGHWAY, SUITE B
        KNOXVILLE, TENNESSEE                                     37931
        (Address of principal executive offices)               (Zip Code)

                                 (423) 769-4011
               (Registrant's telephone number including area code)

ITEM 5.       OTHER EVENTS.

              Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company had signed an agreement with Akorn Inc. to develop PH-10 for non-invasive oncology and dermatology treatments. The Press Release, dated November 9, 1999, is attached as Exhibit 99 hereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated November 9, 1999, announcing that the Company had signed an agreement with Akorn Inc. to develop PH-10 for non-invasive oncology and dermatology treatments.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Photogen Technologies, Inc.

                                        By:   /s/ John Smolik
                                             -----------------------------
                                             John Smolik, President

Date:     November 16, 1999

                                  EXHIBIT INDEX

Exhibit       Description
No.

99 Press release of the Company, dated November 9, 1999, announcing that the Company had signed an agreement with Akorn Inc. to develop PH-10 for non-invasive oncology and dermatology treatments.